                                                                   EXHIBIT 10.41



                                 LOAN AGREEMENT
                         CONTINUUS SOFTWARE CORPORATION

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
1       ACCOUNTING AND OTHER TERMS...........................................................4

2       LOAN AND TERMS OF PAYMENT............................................................4
        2.1    Advances......................................................................4
        2.2    Interest Rate, Payments.......................................................4
        2.3    Fees..........................................................................5

3       CONDITIONS OF LOANS..................................................................5
        3.1    Conditions Precedent to Initial Advance.......................................5
        3.2    Conditions Precedent to all Advances..........................................5

4       REPRESENTATIONS AND WARRANTIES.......................................................5
        4.1    Due Organization and Authorization............................................5
        4.2    Litigation....................................................................5
        4.3    No Material Adverse Change in Financial Statements............................6
        4.4    Solvency......................................................................6
        4.5    Regulatory Compliance.........................................................6
        4.6    Subsidiaries..................................................................6
        4.7    Full Disclosure...............................................................6

5       AFFIRMATIVE COVENANTS................................................................6
        5.1    Government Compliance.........................................................6
        5.2    Financial Statements, Reports, Certificates...................................7
        5.3    Taxes.........................................................................7
        5.4    Insurance.....................................................................7
        5.5    Primary Accounts..............................................................7

6       NEGATIVE COVENANTS...................................................................7
        6.1    Dispositions..................................................................7
        6.2    Changes in Business, Ownership, Management or Business Locations..............7
        6.3    Mergers or Acquisitions.......................................................7
        6.4    Indebtedness..................................................................8
        6.5    Encumbrance...................................................................8
        6.6    Distributions; Investments....................................................8
        6.7    Transactions with Affiliates..................................................8
        6.8    Subordinated Debt.............................................................8
        6.9    Compliance....................................................................8

7       EVENTS OF DEFAULT....................................................................8
        7.1    Payment Default...............................................................8
        7.2    Covenant Default..............................................................9
        7.3    Material Adverse Change.......................................................9
        7.4    Attachment....................................................................9
        7.5    Insolvency....................................................................9
        7.6    Other Agreements..............................................................9
        7.7    Judgments.....................................................................9
        7.8    Misrepresentations............................................................9
        7.9    Guaranty.....................................................................10

8       BANK'S RIGHTS AND REMEDIES..........................................................10
        8.1    Rights and Remedies..........................................................10
        8.2    Remedies Cumulative..........................................................10
        8.3    Demand Waiver................................................................10

9       NOTICES.............................................................................10

10      CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER..........................................10

11      GENERAL PROVISIONS..................................................................11
        11.1   Successors and Assigns.......................................................11
        11.2   Indemnification..............................................................11
        11.3   Time of Essence..............................................................11
        11.4   Severability of Provision....................................................11
        11.5   Amendments in Writing, Integration...........................................11
        11.6   Counterparts.................................................................11
        11.7   Survival.....................................................................11
        11.8   Confidentiality..............................................................12
        11.9   Attorneys' Fees, Costs and Expenses..........................................12

12      DEFINITIONS.........................................................................12
        12.1   Definitions..................................................................12

        THIS LOAN AGREEMENT dated April 22, 1999, between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054 with a loan production office located at 38 Technology Drive, Suite 150, Irvine, California, 92618 and CONTINUUS SOFTWARE CORPORATION ("Borrower"), whose address is 108 Pacifica, Irvine, California 92618 provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

        Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2 LOAN AND TERMS OF PAYMENT

2.1 ADVANCES.

        Borrower will pay Bank the unpaid principal amount of all Advances and interest on the unpaid principal amount of the Advances.

2.1.1 REVOLVING ADVANCES.

        (a) Bank will make Advances not exceeding the Committed Revolving Line. Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement.

        (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit A. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to reliance.

        (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances and other amounts due under this Agreement are immediately payable.

2.2 INTEREST RATE, PAYMENTS.

        (a) Interest Rate. Advances accrue interest on the outstanding principal balance at a per annum rate equal to the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

        (b) Payments. Interest due on the Committed Revolving Line is payable on the 22nd of each month. Bank may debit any of Borrower's deposit accounts including Account Number _______________________________ for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

2.3 FEES.

        Borrower will pay:

        (a) Facility Fee. A fully earned, non-refundable Facility Fee of $10,000 due on the Closing Date; and

        (b) Bank Expenses. All Bank Expenses (including reasonable attorneys' fees and expenses) incurred through and after the date of this Agreement, are payable when due.

3 CONDITIONS OF LOANS

3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE.

        Bank's obligation to make the initial Advance is subject to the condition precedent that it receive the agreements, documents and fees it requires.

3.2 CONDITIONS PRECEDENT TO ALL ADVANCES.

        Bank's obligations to make each Advance, including the initial Advance, is subject to the following:

        (a) timely receipt of any Payment/Advance Form; and

        (b) the representations and warranties in Section 0 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Advance. Each Advance is Borrower's representation and warranty on that date that the representations and warranties of Section 0 remain true.

4 REPRESENTATIONS AND WARRANTIES

        Borrower represents and warrants as follows:

4.1 DUE ORGANIZATION AND AUTHORIZATION.

        Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

        The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

4.2 LITIGATION.

        Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

4.3 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS.

        All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

4.4 SOLVENCY.

        The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

4.5 REGULATORY COMPLIANCE.

        Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

4.6 SUBSIDIARIES.

        Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

4.7 FULL DISCLOSURE.

        No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

5 AFFIRMATIVE COVENANTS

        Borrower will do all of the following:

5.1 GOVERNMENT COMPLIANCE.

        Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

5.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

        (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 45 days after the last day of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form and certified by a Responsible Officer acceptable to Bank; (ii) as soon as available, but no later than 120 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; and (iv) budgets, sales projections, operating plans or other financial information Bank requests.

5.3 TAXES.

        Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

5.4 INSURANCE.

        Borrower will keep its business insured for risks and in amounts, as Bank requests.

5.5 PRIMARY ACCOUNTS.

        Borrower will maintain its primary depository and operating accounts with Bank.

6 NEGATIVE COVENANTS

        Borrower will not do any of the following:

6.1 DISPOSITIONS.

        Convey, sell, lease, transfer or otherwise dispose of (collectively "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

6.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS.

        Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership of greater than 25%. Borrower will not, without at least 30 days prior written notice, relocate its chief executive office or add any new offices or business locations.

6.3 MERGERS OR ACQUISITIONS.

        Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement or result in a decrease of more than 25% of Tangible Net Worth; or
(ii) the merger or consolidation is (a) a Subsidiary into another Subsidiary or
(b) a Subsidiary into Borrower.

6.4 INDEBTEDNESS.

        Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

6.5 ENCUMBRANCE.

        Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here.

6.6 DISTRIBUTIONS; INVESTMENTS.

        Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

6.7 TRANSACTIONS WITH AFFILIATES.

        Directly or indirectly enter or permit any material transaction with any Affiliate except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

6.8 SUBORDINATED DEBT.

        Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

6.9 COMPLIANCE.

        Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

7 EVENTS OF DEFAULT

        Any one of the following is an Event of Default:

7.1 PAYMENT DEFAULT.

        If Borrower fails to pay any of the Obligations when due and such failure shall not have been cured within three (3) days of notice thereof;

7.2 COVENANT DEFAULT.

        If Borrower violates any covenant in Section 6 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Advances will be made during the cure period);

7.3 MATERIAL ADVERSE CHANGE.

        If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations.

7.4 ATTACHMENT.

        If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Advances will be made during the cure period);

7.5 INSOLVENCY.

        If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Advances will be made before any Insolvency Proceeding is dismissed);

7.6 OTHER AGREEMENTS.

        If there is a default in any agreement between Borrower and a third party that gives the third party the right, and the third party actually exercises such right, to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

7.7 JUDGMENTS.

        If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Advances will be made before the judgment is stayed or satisfied);

7.8 MISREPRESENTATIONS.

        If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document; or

7.9 GUARANTY.

        Any guaranty of any Obligations ceases for any reason to be in full force or any Guarantor does not perform any obligation under any guaranty of the Obligations, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Bank in connection with the guaranty, or any circumstance described in Sections 7.4, 7.5 or 7.7 occurs to any Guarantor.

8 BANK'S RIGHTS AND REMEDIES

8.1 RIGHTS AND REMEDIES.

        When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

        (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 7.5 occurs all Obligations are immediately due and payable without any action by Bank); and

        (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

8.2 REMEDIES CUMULATIVE.

        Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

8.3 DEMAND WAIVER.

        Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

9 NOTICES

        All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

10 CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

        California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Orange County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY

CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

11 GENERAL PROVISIONS

11.1 SUCCESSORS AND ASSIGNS.

        This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

11.2 INDEMNIFICATION.

        Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

11.3 TIME OF ESSENCE.

        Time is of the essence for the performance of all obligations in this Agreement.

11.4 SEVERABILITY OF PROVISION.

        Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

11.5 AMENDMENTS IN WRITING, INTEGRATION.

        All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

11.6 COUNTERPARTS.

        This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

11.7 SURVIVAL.

        All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 11.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

11.8 CONFIDENTIALITY.

        In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans, (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

11.9 ATTORNEYS' FEES, COSTS AND EXPENSES.

        In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled.

12 DEFINITIONS

12.1 DEFINITIONS.

        In this Agreement:

        "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

        "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

        "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

        "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

        "CLOSING DATE" is the date of this Agreement.

        "COMMITTED REVOLVING LINE" is an Advance of up to $2,000,000.

        "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

        "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

        "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

        "GAAP" is generally accepted accounting principles.

        "GUARANTOR" is any present or future guarantor of the Obligations, including Brentwood Associates VI, L.P. and Norwest Equity Partners V.

        "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

        "INSOLVENCY PROCEEDING" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

        "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

        "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

        "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

        "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

        "MATERIAL ADVERSE CHANGE" is defined in Section 7.3.

        "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and Exchange Contracts and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

        "PERMITTED INDEBTEDNESS" is:

        (a) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

        (b) Indebtedness existing on the Closing Date and shown on the Schedule;

        (c) Subordinated Debt;

        (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

        (e) Indebtedness secured by Permitted Liens.

        "PERMITTED INVESTMENTS" are:

        (a) Investments shown on the Schedule and existing on the Closing Date; and

        (b)(i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

        "PERMITTED LIENS" are:

        (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

        (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

        (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

        (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

        (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

        "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

        "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

        "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

        "REVOLVING MATURITY DATE" is April 22, 2001.

        "SCHEDULE" is any attached schedule of exceptions.

        "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

        "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

        "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

        "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.


BORROWER:

Continuus Software Corporation


By: /s/ John R. Wark
    ---------------------------
Title: President/CEO
       ------------------------

BANK:

SILICON VALLEY BANK


By: /s/ Marla Johnson
    ---------------------------
Title: Vice President
       -------------------------

                                    SCHEDULE


                        CONTINUUS SOFTWARE & SUBSIDIARIES
                            BALANCE SHEET LIABILITIES
                                 MARCH 31, 1999



 LIABILITIES
 CURRENT LIABILITIES
     SHORT-TERM BORROWINGS                                              4,811
     NOTE PAYABLE                                                           -
     ACCOUNTS PAYABLE                                               1,111,283
     INTERCOMPANY ACCOUNTS PAYABLE                                          -
     ACCRD P/R & RELATED EXPENSES                                   2,498,290
     ACCRUED DATABASE/LICENSE FEES                                          -
     OTHER ACCRUED LIABILITIES                                      1,140,500
     CUSTOMER DEPOSITS/DEFERRED REVENUE                               326,837
     DEFERRED FACILITY OBLIGATION                                           -
     DEFERRED MAINEANCE REVENUE                                     4,349,851
     CURRENT PORTION CAP LEASE OBLIG                                  691,779
                                                                   ----------
 TOTAL CURRENT LIABILITIES                                         10,123,351

 LONG TERM NOTE PAYABLE                                             6,000,000
 DEFERRED FACILITY OBLIGATION                                               -
 DEFERRED MAINTENANCE REVENUE                                         108,603
 CAPITAL LEASE OBLIGATIONS                                            376,017
 DEFERRED INCOME TAXES                                                      -
                                                                   ----------
 TOTAL LIABILITIES                                                 16,607,971
                                                                   ==========